UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2012

Cal-Maine Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Woodrow Wilson Avenue

Jackson, MS 39207

(Address of principal executive offices (zip code))

601-948-6813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02.   Results of Operations and Financial Condition

On March 26, 2012, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal 2012 third quarter ended February 25, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

99.1    Press Release issued by the Company on March 26, 2012

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: March 26, 2012	By:	/s/ Adolphus B. Baker
Adolphus B. Baker President and Chief Executive Officer

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